UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PAX WORLD FUNDS SERIES TRUST I
(Name of Registrant as Specified In Its Charter)

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PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Pax World Global Environmental Markets Fund (the "Fund"), a series of Pax World Funds Series Trust I (the "Trust"). The Meeting is scheduled for Friday, March 27, 2015. If you are a shareholder of record of the Fund as of the close of business on December 29, 2014, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement (the "New Agreement") between Pax World Management LLC (the "Adviser"), the investment adviser to the Fund, and Impax Asset Management Ltd. ("Impax"), the investment sub-adviser to the Fund (the "Proposal"). The New Agreement has the same sub-advisory fee as, and otherwise does not materially differ from, the prior sub-advisory agreement (the "Prior Agreement") between the Adviser and Impax. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreement may be deemed to have terminated as a result of a transaction (the "Transaction") involving a change in the ownership of Impax Asset Management Group plc, the parent company to Impax.

The Board of Trustees of Pax World Funds Series Trust I (the "Board") has unanimously approved the Proposal and recommends that you vote "FOR" the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call the Fund's proxy solicitor, Computershare Fund Services, toll-free at (866) 612-1829.

Sincerely,

Joseph F. Keefe
Chief Executive Officer

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2015

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Pax World Global Environmental Markets Fund (the "Fund"), a series of Pax World Funds Series Trust I (the "Trust"), will be held at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 on March 27, 2015, at 10:00 a.m. Eastern time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to approve a new investment sub-advisory agreement (the "New Agreement") between Pax World Management LLC (the "Adviser"), the investment adviser to the Fund, and Impax Asset Management Ltd. ("Impax"), and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on December 29, 2014 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on March 27, 2015.

The proxy statement is available at www.proxy-direct.com/pax-26265.

By Order of the Board of Trustees

Joseph F. Keefe
Chief Executive Officer

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Pax World Global Environmental Markets Fund (the "Fund"), a series of Pax World Funds Series Trust I (the "Trust").

QUESTIONS AND ANSWERS

Q.  Why am I being asked to vote on a new sub-advisory agreement for the Fund?

A.  Impax Asset Management Ltd. ("Impax") serves as investment sub-adviser to the Fund. Impax is a wholly-owned subsidiary of Impax Asset Management Group plc ("IAMG"), which is publicly traded on the Alternative Investment Market ("AIM") of the London Stock Exchange. Prior to December 22, 2014, BNP Paribas Investment Partners ("BNP PIP") owned greater than 25% of the voting securities of IAMG and was presumed to "control" IAMG as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). On December 22, 2014, BNP PIP sold a portion of its shares of IAMG at market value on the AIM (the "Transaction") such that immediately after the Transaction its ownership in IAMG decreased below 25%, effectively terminating BNP PIP's controlling interest in IAMG. By law, the investment sub-advisory agreement pursuant to which Impax provided investment sub-advisory services to the Fund (the "Prior Agreement") may be deemed to have terminated upon consummation of the Transaction (the "Transaction Date"). The Transaction was not, and is not in the future, expected to result in any changes to the portfolio managers of the Fund.

  At a meeting held on December 3-4, 2014, the Board approved a new sub-advisory agreement between Impax and Pax World Management LLC (the "Adviser"), the investment adviser to the Fund, with respect to the Fund (the "New Agreement") that would become effective upon shareholder approval. Therefore, you are being asked to approve the New Agreement. Impax continues to provide uninterrupted management of the Fund following the Transaction Date pursuant to an Interim Agreement, as defined and discussed below.

Q.  How has the Transaction affected me as a shareholder?

A.  The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Impax will continue to serve as the Fund's investment sub-adviser, and none of the Fund's other service providers have changed in connection with the Transaction. Under the New Agreement, Impax will provide the same sub-advisory services to the Fund on the same terms as Impax provided such services under the Prior Agreement. The advisory fee rate paid by the Adviser to Impax under the Prior Agreement will remain unchanged under the New Agreement.

Q.  How does the New Agreement differ from the Prior Agreement?

A.  The New Agreement is identical to the Prior Agreement, except with respect to the date.

i

Q.  What happens if the New Agreement is not approved?

A.  At the meeting held on December 3-4, 2014, the Board also approved an interim advisory agreement (the "Interim Agreement") under which Impax may provide investment sub-advisory services for the Fund for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement. The Board approved the Interim Agreement to allow Impax to continue to provide sub-advisory services to the Fund for the 150-day period following the Transaction Date. Since shareholders did not approve the New Agreement before the Transaction Date, Impax currently is providing investment sub-advisory services to the Fund pursuant to the Interim Agreement. If the New Agreement is not approved by shareholders, Impax will continue to provide services to the Fund under the Interim Agreement until its term expires, and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund.

Q.  How do the Trustees suggest that I vote?

A.  After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Considerations in Approving the New Agreement" for a discussion of the Board's considerations in making its recommendation.

Q.  Will my vote make a difference?

A.  Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q.  How do I place my vote?

A.  You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund's proxy solicitor, Computershare Fund Services, toll-free at (866) 612-1829.

Q.  Whom do I call if I have questions?

A.  We will be happy to answer your questions about this proxy solicitation. Please call the Fund's proxy solicitor, Computershare Fund Services, toll-free at (866) 612-1829 between 9:00 a.m. and 6:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ii

PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND

a series of

PAX WORLD FUNDS SERIES TRUST I
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pax World Funds Series Trust I (the "Trust") for use at the special meeting of shareholders of the Pax World Global Environmental Markets Fund (the "Fund"), to be held on Friday, March 27, 2015 at 10:00 a.m. Eastern time at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on December 29, 2014 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about January 19, 2015.

The Trust currently offers four classes of shares of beneficial interest of the Fund ("Shares"): Institutional Class, Individual Investor Class, Class R and Class A Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of December 29, 2014 (the "Record Date"), the Fund had the following Shares issued and outstanding, respectively:

Share Class	Shares Issued and Outstanding
Institutional Class	7,252,386.350
Individual Investor Class	7,851,635.401
Class R	205,351.381
Class A	786,679.379

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL — APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Change in Control of Impax

Impax Asset Management Ltd. ("Impax") has served as the investment sub-adviser of the Fund since its inception. Impax is a wholly-owned subsidiary of Impax Asset Management Group plc ("IAMG"), which is publicly traded on the Alternative

Investment Market (AIM) of the London Stock Exchange. Prior to December 22, 2014, BNP Paribas Investment Partners ("BNP PIP") owned greater than 25% of the voting securities of IAMG and was presumed to "control" IAMG as such term is defined under the Investment Company Act of 1940 (the "1940 Act"). On December 22, 2014, BNP PIP sold a portion of its shares of IAMG at market value on the AIM (the "Transaction") such that immediately after the Transaction its ownership in IAMG decreased below 25%, effectively terminating BNP PIP's controlling interest in IAMG. By law, the investment sub-advisory agreement pursuant to which Impax provided investment sub-advisory services to the Fund (the "Prior Agreement") may be deemed to have terminated upon consummation of the Transaction (the "Transaction Date"). The Transaction was not, and is not in the future, expected to result in any changes to the portfolio managers of the Fund.

The Transaction may be considered to have caused a change in control of Impax under the Investment Company Act of 1940, as amended (the "1940 Act"), resulting in the assignment, and automatic termination, of the sub-advisory agreement between Pax World Management LLC (the "Adviser"), the investment adviser to the Fund, and Impax regarding the Fund (the "Prior Agreement"). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned.

As discussed in greater detail below, at a meeting held on December 3-4, 2014 (the "December 2014 Meeting"), the Board approved a new investment sub-advisory agreement between the Adviser and Impax (the "New Agreement") that would become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund's shareholders. Therefore, you are being asked to approve the New Agreement so that Impax's management of the Fund may continue without interruption. At the December 2014 Meeting, the Board also approved an interim advisory agreement (the "Interim Agreement") between the Adviser and Impax, which became effective for the Fund at the Transaction Date, under which Impax may provide investment sub-advisory services for the Fund for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Impax will continue to serve as the Fund's investment sub-adviser, and none of the Fund's other service providers have changed in connection with the Transaction. Under the New Agreement, Impax will provide the same sub-advisory services to the Fund on the same terms as Impax provided such services under the Prior Agreement. The sub-advisory fee rate paid by the Adviser to Impax under the Prior Agreement will remain unchanged under the New Agreement.

Required Vote

Shareholders of the Fund will vote separately on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Approval of the Proposal requires the affirmative vote of a 1940 Act Majority of the Fund's Shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Fund's shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms of the Prior Agreement, the New Agreement, and the Interim Agreement

•  Material Terms of the Prior Agreement and the New Agreement

The Prior Agreement, dated March 12, 2008, was initially approved by the Board for a term of two years at a meeting held on March 12-13, 2008. The Prior Agreement was approved by the Fund's initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective with respect to the Fund upon its approval by the Fund's shareholders. The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, shareholders should still read the summary below carefully.

The sub-advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized sub-advisory fee rate paid to Impax by the Adviser will remain at 0.45% of the Fund's average daily net assets. In addition, the Fund's operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Impax to provide the same services as Impax provided under the Prior Agreement. Impax shall, subject to the supervision of the Board, regularly manage the investment operations and a portion of the Fund's assets which is allocated to Impax from time to time by the Adviser (which portion may include any or all of the Fund's assets), including the purchase, retention, and disposition thereof, in accordance with the Fund's investment objectives, policies, restrictions, and sustainability criteria (as set forth in the Fund's Prospectus).

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund.

The New Agreement can be terminated (a) by the Trust, without the payment of any penalty, by vote of its Board or with respect to the Fund, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Impax; (b) by the Adviser, without the payment of any penalty, (i) upon 60 days' written notice to Impax; (ii) upon material breach by Impax of any representations and warranties set forth in the New Agreement, if such breach has not been cured within 20 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, Impax becomes unable to discharge its duties and obligations under the New Agreement, including circumstances such as the insolvency of Impax or other circumstances that could adversely affect the Fund. Impax may terminate the New Agreement at any time, without payment of any penalty, (1) upon 60 days' written notice to the Adviser; or (2) upon material breach by the Adviser of any representations and warranties set forth in the New Agreement, if such breach has not been cured within 20 days after written notice of such breach. The New Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the investment advisory agreement between the Trust and the Adviser with respect to the Fund.

The New Agreement subjects Impax to the same standard of care and liability to which it was subject under the Prior Agreement.

•  Information on Investment Advisory Fees Paid

During the most recent fiscal year ended December 31, 2014, the Adviser paid Impax sub-advisory fees in the amount of $809,881 pursuant to the Prior Agreement.

•  The Interim Agreement

At the December 2014 Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the Adviser and Impax with respect to the Fund (the "Interim Agreement"). The Interim Agreement took effect on the Transaction Date and will continue in effect for a term ending on the earlier of 150 days from the Transaction Date or when shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Agreement will be paid to Impax, but if the New Agreement is not so approved, only the lesser of the costs incurred by Impax in connection with sub-advisory services provided for the Fund (plus interest) or the amount in the escrow account (including interest) will be paid to Impax.

Information about Impax

Impax, located at Norfolk House, 31 St. James's Square, London, SW1Y 4JR, United Kingdom, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Impax is a wholly-owned subsidiary of Impax Asset Management Group plc, located at Norfolk House, 31 St. James's Square, London, SW1Y 4JR, United Kingdom, and is authorized and regulated by the Financial Conduct Authority of the United Kingdom. As of September 30, 2014, Impax and its affiliate Impax Asset Management (AIFM) Limited had approximately $4.4 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Impax. The principal business address of each principal executive officer and director of Impax is Norfolk House, 31 St. James's Square, London, SW1Y 4JR, United Kingdom.

Name	Position Held With Impax
Keith Falconer	Chairman
Ian Simm	Chief Executive
Charlie Ridge	Chief Financial Officer
Bruce Jenkyn-Jones	Managing Director of Listed Equities
Peter Rossbach	Managing Director of Private Equity

No officers or directors of the Fund hold positions with Impax. Further, Impax does not advise any other mutual funds with a similar investment objective as the Fund.

Board Considerations in Approving the New Agreement

In considering whether to approve the New Agreement, the Board took into account that they had recently approved the annual continuation of the Prior Agreement with respect to the Fund on June 12, 2014. That approval followed a process during which the Board, including the Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the "Independent Trustees"), met with representatives of, and considered information provided by, the Adviser and Impax. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of the Prior Agreement during the course of the year and in prior years. The Board noted that the terms of the New Agreement, including the scope of services provided and fees payable thereunder, were identical to those of the Prior Agreement, and that that sale by BNP PIP of a portion of its interest in IAMG such that BNP PIP would cease to control IAMG within the meaning of the 1940 Act, was not expected to affect Impax's provision of services to the Fund.

Nature, Extent and Quality of Services. In considering the Prior Agreement and the New Agreement, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Fund by Impax. They considered the terms of the Prior Agreement and the New Agreement and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by Impax to subadvise the Fund;

•  possible conflicts of interest and fall-out benefits, and

•  brokerage practices.

In addition to considering the Funds investment performance, The Trustees considered, among other matters, information concerning the investment philosophies and investment processes used by Impax in managing the Fund as well as its in-house investment and sustainable research capabilities.

The Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the scope of the services provided to the Fund under the Prior Agreement and the New Agreement by Impax was consistent with such Fund's operational requirements; and that, overall, the nature, extent and quality of the services provided by Impax to the Fund were sufficient to warrant approval of the New Agreement.

Fund Performance. In connection with the review of the Prior Agreement, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of the Fund, comparing the Fund's investment results with those of other mutual funds within its Lipper performance universe over the 1-, 3-, and 5- year periods ended March 31, 2014. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods, and had underperformed its performance universe average for the 5-year period ended March 31, 2014. The Trustees, including the Independent Trustees, considered the extent to which the performance of the Fund might be comparable to that of other mutual funds in its Lipper performance universe.

The Trustees also considered the performance of the Fund for the 1-, 3-, and 5-year periods ended September 30, 2014 relative to a peer group of U.S. and foreign-domiciled funds identified by Impax as having investment strategies similar to those of the Fund. The Independent Trustees noted that the Fund had outperformed that peer group for the 3- and 5-year periods and underperformed that peer group for the 1-year period ended September 30, 2014.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the relevant performance record and process in managing the Fund was sufficient to support approval of the New Agreement.

Fees and Other Expenses. The Trustees considered subadvisory fees paid to Impax by the Adviser, as well as the Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed information provided by management and information prepared by Lipper regarding the expenses of the Fund relative to a peer group identified by the Adviser as emphasizing clean technology investments. The Independent Trustees noted that the total expenses of the Fund (after giving effect to the expense reimbursements described below, if applicable) were below the median total expenses of the peer group identified by the Adviser. In connection with their review of the Prior Agreement and New Agreement, the Trustees considered the Adviser's agreement to reimburse the Global Environmental Markets Fund to the extent the Fund's total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.15% for Institutional Class shares, 1.40% for Individual Investor Class shares, and 1.65% for R Class shares through December 31, 2015. The Trustees observed that the Fund's advisory fees and total expenses remained generally in line with those of other mutual funds identified by the Adviser.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the fees and expenses to be charged represented reasonable compensation to Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees did not consider the profitability of the Prior Agreement and the New Agreement to Impax because the structure of the Prior Agreement and the New Agreement is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Prior Agreement and the New Agreement are the product of arm's-length bargaining between Impax and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to Impax from its relationship with the Trust, including reputational and other "fall out" benefits.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which Impax may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base.

The Trustees concluded that the Fund's overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Impax of any economies of scale or other efficiencies in the management of the Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including the factors described above, the Board, including the Independent Trustees, unanimously concluded that approval of the New Agreement with respect to the Fund was in the best interests of the Fund.

Section 15(f) of the 1940 Act

Impax has advised the Fund that it intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Impax of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, Impax has informed the Board that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees and following the Transaction, 75% of the Trustees will remain classified as such.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Information about the Adviser

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, serves as the investment adviser to the Fund. The Adviser is an investment adviser registered under the Advisers Act. The Adviser succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2014, the Adviser had approximately $3.38 billion in assets under management. The Adviser currently manages investments for clients other than the Fund, and may continue to do so in the future. More than 75% of the Adviser's capital stock is currently owned by PWM Corp. As a result, PWM Corp. may be deemed to "control" the Adviser.

For the fiscal year ending December 31, 2014, the Fund paid the Adviser $1,619,793 in advisory fees.

Information about Other Service Providers

Distributor. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the "Distributor"), serves as the principal underwriter of the Fund's shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Fund's shares, and purchases the Fund's shares only upon receipt of orders from authorized financial services firms or investors.

Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

Payment of Expenses

Impax will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. These expenses are expected to be approximately $25,900.

Commissions Paid to Affiliated Brokers

During the Fund's most recently completed fiscal year ended December 31, 2014, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Name and Address	Share Class	Number of Shares	Percent
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Individual Investor Class	1,813,593.992	23.10%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Individual Investor Class	1,108,929.471	14.12%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Individual Investor Class	463,926.069	5.91%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Institutional Class	1,647,420.842	22.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class	1,596,274.189	22.01%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Institutional Class	569,397.755	7.85%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Class R	65,281.657	31.79%
AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Class R	57,713.077	28.10%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Class R	21,213.677	10.33%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Class A	132,204.544	16.81%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund's semi-annual report for the period ended June 30, 2014, shareholders of the Fund may call 1-800-372-7827, write to the Fund at: P.O. Box 55370, Boston, MA 02205-5370, or visit the Fund's website at www.paxworld.com.

Submission of Shareholder Proposals

The Trust is organized as open-end management investment company under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund's proxy solicitor, Computershare Fund Services, toll-free at (866) 612-1829.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Impax.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding 30% of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Impax will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees,

Joseph F. Keefe
Chief Executive Officer

Appendix A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

Agreement made as of the           day of                 , 20  , by and between Pax World Management LLC, a Delaware limited liability company ("Adviser"), and Impax Asset Management Ltd. ("Sub-Adviser").

WHEREAS, Pax World Funds Series Trust I, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Adviser has entered into an investment management agreement, as amended, (the "Management Agreement") with the Trust, pursuant to which Adviser acts as investment adviser to the series of the Trust set forth on Schedule A attached hereto (the "Fund"), as such Schedule may be amended by mutual agreement of the parties hereto; and

WHEREAS, Adviser, with approval of the Trust, desires to retain Sub-Adviser to provide investment advisory services to the Fund, and Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.  Sub-Adviser's Duties.

(a)  Portfolio Management. Subject to supervision by Adviser and the Trust's Board of Trustees (the "Board"), Sub-Adviser shall manage the investment operations and a portion of the Fund's assets which is allocated to Sub-Adviser from time to time by Adviser (which portion may include any or all of the Fund's assets) (the "Assets"), including the purchase, retention, and disposition thereof, in accordance with the Fund's investment objectives, policies, restrictions, and sustainability criteria (as set forth in the Fund's Prospectus) and subject to the following understandings:

  (i)  Investment Decisions. Sub-Adviser shall determine from time to time what investments and securities will be purchased, retained, or sold with respect to the Assets, and what portion of such Assets will be invested or held uninvested as cash. Such determinations shall always be made in accordance with the Fund's sustainability criteria. Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund concerning transactions of the Fund in securities or other assets, other than for purposes of complying with the conditions of Rule 12d3- 1(a) or (b) under the 1940 Act.

  (ii)  Investment Limits. In the performance of its duties and obligations under this Agreement, Sub-Adviser shall act in conformity with applicable limits and requirements, as amended from time to time, as set forth in the (A) Fund's Prospectus and Statement of Additional

Information ("SAI"), as currently in effect, to the extent provided to Sub-Adviser, including the sustainability criteria of the Fund; (B) instructions and directions of Adviser and of the Board; (C) requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, as applicable to the Fund, and all other applicable federal and state laws and regulations; and (D) the procedures and standards set forth in, or established in accordance with, the Management Agreement to the extent communicated to Sub-Adviser.

    Notwithstanding the foregoing, Sub-Adviser shall not be responsible to Adviser or the Fund for the Fund's investment adherence to a percentage restriction contained in the Fund's investment objective(s) or investment restrictions as set forth in the Fund's currently effective Prospectus and SAI with respect to the portion of the Fund's assets which is not allocated to Sub-Adviser.

  (iii)  Portfolio Transactions.

    (A)  Trading. With respect to the securities and other investments to be purchased or sold for the Fund, Sub-Adviser shall place orders with or through such persons, brokers, dealers, or futures commission merchants as may be selected by Sub-Adviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund's Prospectus and SAI, or approved by the Board; conform with federal securities laws; and be consistent with seeking best execution. Within the framework of this policy, Sub-Adviser may, to the extent permitted by applicable law, consider the research provided by, and the financial responsibility of, brokers, dealers, or futures commission merchants who may effect, or be a party to, any such transaction or other transactions to which Sub-Adviser's other clients may be a party.

    (B)  Aggregation of Trades. On occasions when Sub-Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to seek best execution. In such event, Sub-Adviser will make allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

  (iv)  Records and Reports. Sub-Adviser (A) shall maintain such books and records as are required based on the services provided by Sub-Adviser pursuant to this Agreement under the 1940 Act, (B) shall render to the Board such periodic and special reports as the Board or Adviser may reasonably request in writing, and (C) shall meet with any persons at the request of Adviser or the Board for the purpose of reviewing Sub-Adviser's performance under this Agreement at reasonable times and upon reasonable advance written notice.

  (v)  Transaction Reports. On each business day, Sub-Adviser shall provide to the Fund's custodian and the Fund's administrator information relating to all transactions concerning the Assets and shall provide Adviser with such information upon Adviser's request.

(b)  Compliance Program and Ongoing Certification(s). As requested, Sub-Adviser shall timely provide to Adviser: (i) information and commentary with respect to the Assets for the Fund's annual and semi-annual reports, in a format approved by Adviser, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Assets under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) provide additional certifications related to the Assets, upon reasonable request, in order to support the Fund's filings on Form N-CSR and Form N-Q, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a monthly sub-certification with respect to compliance matters related to Sub-Adviser and the Assets, in a format reasonably requested by Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940 (the "Advisers Act"), or his or her designee, with respect to the design and operation of Sub- Adviser's compliance program, in a format reasonably requested by Adviser.

(c)  Maintenance of Records. Sub-Adviser shall timely furnish to Adviser all information relating to Sub-Adviser's services hereunder which are needed by Adviser to maintain the books and records of the Fund required under the 1940 Act. Sub-Adviser shall maintain for the Fund the records required by paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-l under the 1940 Act and any additional records as agreed upon by Sub- Adviser and Adviser. Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that Sub-Adviser may retain a copy of such records. Sub-Adviser further agrees to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

(d)  Fidelity Bond and Code of Ethics. Sub-Adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, Sub-Adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

(e)  Confidentiality. Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein "Portfolio Information" means confidential and proprietary information of the Fund or Adviser that is received by Sub-Adviser in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the Assets under the terms of this Agreement. Sub-Adviser will restrict access to the Portfolio Information to those employees of Sub-Adviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent Sub-Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Adviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as Sub-Adviser provides Adviser with prompt written notice of such requirement prior to any such disclosure.

2.  Adviser's Duties. Adviser shall oversee and review Sub-Adviser's performance of its duties under this Agreement. Adviser shall also retain direct portfolio management responsibility with respect to any assets of the Fund that are not allocated by it to the portfolio management of Sub-Adviser as provided in paragraph 1 (a) hereof or to any other sub-adviser. Adviser will periodically provide to Sub-Adviser a list of the affiliates of Adviser or the Fund (other than affiliates of Sub-Adviser) to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may invest, in accordance with the sustainability criteria of the Fund, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

3.  Documents Provided to Sub-Adviser. Adviser has delivered or will deliver to Sub- Adviser: (i) current copies and supplements thereto of the Fund's Prospectus and SAI; and (ii) current copies of investment policies in connection with Sub-Adviser's management of the Assets, including, but not limited to, the Fund's brokerage policy, and will promptly deliver to it all future amendments and supplements, if any.

4.  Compensation of Sub-Adviser. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay to Sub-Adviser, effective from the date of this Agreement, a fee which shall be accrued daily and paid monthly, on or before the last business day of the next succeeding calendar month, based on the Assets under this Agreement at the annual rates as a percentage of such average daily net assets set forth in the attached Schedule A, which Schedule may be modified from time to time upon mutual written agreement of the parties to reflect changes in annual rates, subject to any approvals required by the 1940 Act. For the purpose of determining fees payable to Sub-Adviser, the value of the Fund's average daily assets allocated to Sub-Adviser under this Agreement shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI as from time to time in effect. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.  Liability of Sub-Adviser. Sub-Adviser agrees to perform faithfully the services required to be rendered by Sub-Adviser under this Agreement, but nothing herein contained shall make Sub-Adviser or any of its officers, partners, or employees liable for any loss sustained by the Fund or its officers, directors, or shareholders, Adviser, or any other person on account of the services which Sub-Adviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect Sub-Adviser against liability to the Fund or to any of its shareholders, to which Sub-Adviser would otherwise be subject, by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect Sub-Adviser from any liabilities that it may have under the Securities Act of 1933, as amended, (the "1933 Act") or the 1940 Act. Sub-Adviser does not warrant that the Assets will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

6.  Representations of Sub-Adviser. Sub-Adviser represents and warrants as follows:

(a)  Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) shall have adopted, by the date the registration statement of the Fund becomes effective under the 1933 Act, written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide promptly notice of any material violations relating to the Fund to Adviser; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency as necessary to be met in order to perform services contemplated by this Agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; and (vii) will promptly notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide Adviser with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of Sub-Adviser shall certify to Adviser that Sub-Adviser has complied with the requirements of Rule 17j-l during the previous year and that there has been no material violation of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)  By the date the registration statement of the Fund becomes effective under the 1933 Act, Sub-Adviser shall have provided Adviser with a copy of its Form ADV Part II, which as of the date of this Agreement is its Form ADV Part II as most recently deemed to be filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments thereto to Adviser.

(d)  Sub-Adviser will promptly notify Adviser of any changes in its Managing Partners or in the key personnel who are either the portfolio manager(s) responsible for managing the Assets or Sub-Adviser's Chief Executive Officer or President, or if there is otherwise an actual or pending change in control (within the meaning of the 1940 Act) of Sub-Adviser.

(e)  Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or Adviser, or any of their respective affiliates in offering, marketing, or other promotional materials without the prior written consent of Adviser.

7.  Representations of Adviser. Adviser represents and warrants as follows:

(a)  Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with Sub-Adviser, or any of its affiliates in offering, marketing, or other promotional materials without the prior written consent of Sub-Adviser, which consent shall not be unreasonably withheld.

8.  Liability and Indemnification.

(a)  Except as may otherwise be provided by the 1940 Act or any other federal securities law, Sub-Adviser, any of its affiliates, and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Adviser, or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, "Fund and Adviser Indemnitees") as a result of any error of judgment or mistake of law by Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Sub-Adviser for, and Sub-Adviser shall indemnify and hold harmless the Fund and Adviser Indemnitees against, any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund and Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of: (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Sub-Adviser in the performance of any of its duties or obligations hereunder; (ii) any untrue statement of a material fact regarding Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Adviser or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein; or (iii) any violation of federal or state statutes or regulations by Sub-Adviser. It is further understood and agreed that Sub-Adviser may rely upon information furnished to it by Adviser that it reasonably believes to be accurate and reliable. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which Adviser may have under any securities laws.

(b)  Except as may otherwise be provided by the 1940 Act or any other federal securities law, Adviser and the Fund shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by Sub-Adviser or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") as a result of any error of judgment or mistake of law by Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Adviser for, and Adviser shall indemnify and hold harmless the Sub-Adviser Indemnitees against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise arising out of: (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Adviser in the performance of any of its duties or obligations hereunder; any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Sub-Adviser by the Fund and Adviser Indemnitees for use therein; or (iii) any violation of federal or state statutes or regulations by Adviser or the Fund. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which Sub-Adviser may have under any securities laws.

(c)  After receipt by Adviser or Sub-Adviser, its affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above ("Indemnified Party") of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section ("Indemnifying Party"), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information about the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

9.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of more than two years from the date written above only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder or any applicable exemption therefrom; provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Board members who are not parties to this Agreement or interested persons (as defined in the 1940 Act of any such party, and (ii) by the Board or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

(b)  Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 60 days' written notice to Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Adviser: (i) upon 60 days' written notice to Sub-Adviser; (ii) upon material breach by Sub-Adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of Adviser, Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of Sub-Adviser or other circumstances that could adversely affect the Fund. Sub-Adviser may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days' written notice to Adviser; or (2) upon material breach by Adviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

(c)  In the event of termination of the Agreement, those paragraphs of the Agreement which govern conduct of the parties' future interactions with respect to the Sub-Adviser having provided investment management services to the Fund for the duration of the Agreement, paragraphs 1(c), 1(e), 5, 8(a), 8(b), 8(c), 15, 17, and 18, shall survive such termination of the Agreement.

10.  Sub-Adviser's Services Are Not Exclusive. Nothing in this Agreement shall limit or restrict the right of Sub-Adviser or any of its partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict Sub-Adviser's right to engage in any other business or to render services of any kind to any persons, including, but not limited to, other mutual funds, corporations, firms, individuals, or associations.

11.  References to Sub-Adviser. During the term of this Agreement, Adviser agrees to furnish to Sub-Adviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to Sub-Adviser hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

12.  Notices. Any notice, advice or report to be given under this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail by the party giving notice to the other party as provided below or to another address furnished in writing by the other party.

Sub-Adviser:

Impax Asset Management
FAO: The Managing Director
Broughton House
6-8 Sackville Street
London W1S 3DG
United Kingdom
Fax: 011 44 20 7437 1245

with a copy to: "The Finance Director" at the above address.

Adviser:

Joe Keefe, CEO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax-603-431-9175

with a copy to:

John Boese, CCO
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Fax-603-431-9175

13.  Amendments. This Agreement may be amended by mutual agreement in writing, subject to approval by the Board and the Fund's shareholders to the extent required by the 1940 Act and the rules thereunder or any applicable exemption therefrom.

14.  Assignment. No assignment of this Agreement (as defined in the 1940 Act) shall be made by Sub-Adviser without the prior written consent of the Fund and Adviser.

  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Adviser or Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder.

15.  Governing Law. This Agreement, and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of New Hampshire, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

16.  Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

17.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 9, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.  Interpretation. Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision in the 1940 Act and to interpretation thereof, if any, by the federal courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

19.  Headings. The headings in this Agreement are intended solely as a convenience and are not intended to modify any other provision herein.

20.  Authorization. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Pax World Management LLC	Impax Asset Management Ltd.
By	By
Name	Name
Title	Title

SCHEDULE A

to the

Sub-Advisory Agreement

between

Pax World Management LLC
and
Impax Asset Management Ltd.

As of               , 20

Pursuant to Paragraph 4, Adviser shall pay Sub-Adviser compensation at an annual rate applied to the Assets, accrued daily and paid monthly, as follows:

Pax World Funds Series Trust I
Pax World Global Environmental Markets Fund	0.45%

Agreed and Accepted:

Pax World Management LLC	Impax Asset Management Ltd.
By:	By:
Name:	Name:
Title:	Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
30 Penhallow Street, 2nd Floor,
Portsmouth, NH 03801
on March 27, 2015

Please detach at perforation before mailing.

PROXY	PAX WORLD FUNDS SERIES TRUST I	PROXY
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2015

The undersigned shareholder of Pax World Global Environmental Markets Fund (the “Fund”) hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as Attorneys and Proxies of the undersigned, with full power of substitution, to vote all shares of the Fund standing in the name of the undersigned at the close of business on December 29, 2014 at the Special Meeting of Shareholders of the Fund to be held at 30 Penhallow Street, Floor 2, Portsmouth, NH 03801 on March 27, 2015, at 10:00 am, Eastern Time and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.  The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED “FOR” THE PROPOSAL LISTED HEREIN UNLESS OTHERWISE INDICATED.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	PAX_26265_121114

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Pax World Global Environmental Markets Fund

Special Shareholder Meeting to Be Held on March 27, 2015

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/pax-26265

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

The meeting has been called for the following purposes:

		FOR	AGAINST	ABSTAIN
1.

To approve a new investment sub-advisory agreement between Pax World Management LLC, the investment adviser to the Fund, and Impax Asset Management Ltd., the investment sub-adviser to the Fund. The new agreement has the same sub-advisory fee as, and otherwise does not materially differ from, the prior sub-advisory agreement with respect to the Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PAX_26265_121114